UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 07, 2024

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ontario	001-38783	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700-80th Street
Delta, British Columbia, Canada		V4K 3N3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 940-6012

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 7, 2024, following the conclusion of an evaluation managed by the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Village Farms International, Inc. (the “Company”), the Board approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm effective August 8, 2024.

During the Company’s fiscal years ended December 31, 2023 and 2022 and any subsequent interim period through August 8, 2024, neither the Company, nor anyone on its behalf, consulted KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement,” within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, and the related instructions thereto (“Regulation S-K”), or “reportable event,” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In connection with the appointment of KPMG, on August 7, 2024, the Audit Committee approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm through the issuance of the Company’s Form 10-Q for the quarterly period ended June 30, 2024 filed on August 8, 2024.

During the fiscal years ended December 31, 2023 and 2022 and any subsequent interim period through August 8, 2024, there were no: (1) “disagreements,” within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods, or (2) “reportable events,” within the meaning of Item 304(a)(1)(v) of Regulation S-K except for (a) the following previously-disclosed material weaknesses that remain unremediated as of the date of this Current Report on Form 8-K: (i) a material weakness which was identified as of December 31, 2022 related to the operation of effective controls over the determination of the recoverable amount of the Company’s goodwill and intangible assets and (ii) a material weakness which was identified as of December 31, 2023 related to the lack of precision and timeliness of the review of the valuation of goodwill and indefinite lived intangibles and the disclosures related thereto; and (b) the previously-disclosed material weakness that was remediated as of December 31, 2022 related to the calculation of one of the Company’s debt covenants.

The audit reports of PwC on the Company’s consolidated financial statements as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided PwC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”). The Company requested that PwC furnish the Company with a letter addressed to the SEC stating whether or not PwC agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K. A copy of PwC’s letter is filed as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Village Farms International, Inc.

Date:	August 9, 2024	By:	/s/ Stephen C. Ruffini
Stephen C. Ruffini Executive Vice President and Chief Financial Officer